Taxes On Income	12 Months Ended
Dec. 31, 2012
Taxes On Income [Abstract]
Taxes On Income
Note 12 - Taxes on Income

A.
Measurement of results for tax purposes under the Israeli Income Tax Regulations (Rules for Maintaining Accounting Records of Foreign Invested Companies and Certain Partnerships and Determining Their Taxable Income) - 1986

As a "foreign invested company" (as defined in the Israeli Law for the Encouragement of Capital Investments-1959), the Company's management has elected to apply Income Tax Regulations (Rules for Maintaining Accounting Records of Foreign Invested Companies and Certain Partnerships and Determining Their Taxable Income) - 1986 from January 1, 2002. Accordingly, its taxable income or loss is calculated in US Dollars.

B.	Israel tax reform

On July 14, 2009, the Israeli parliament passed the Economic Efficiency Law (Legislation Amendments for Implementation of the 2009 and 2010 Economic Plan) - 2009, which provided, inter alia, a gradual reduction in the corporate tax rate to 18% as from the 2016 tax year. According to the aforementioned amendments, the corporate tax rate for the year 2010 - 25% and for the year 2011-24%.

On December 5, 2011 the Israeli parliament approved the Law to Change the Tax Burden (Legislative Amendments) - 2011. According to the law the tax reduction that was provided in the Economic Efficiency Law, as aforementioned, will be cancelled and the company tax rate will be 25% as from 2012.

Current taxes for the periods reported in these financial statements are calculated according to the tax rates specified in the Economic Efficiency Law.

C.	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (hereinafter - the "Law")

1.             Rates

a.
The Company has elected to be taxed under the alternative benefits method, whereby the Company waives grants in return for tax exemptions. For the manufacturing plant in Yokneam the Company is entitled to an exemption from tax on its taxable income for a period of ten years beginning from the year of election; For the research and development center the Company is entitled to an exemption from tax on its taxable income for two years beginning from the year of election, and not more than 25%, on its taxable income in the next eight years.

b.
In the event of distribution by the Company of cash dividends out of its retained earnings that were tax exempt due to the "Approved Enterprise" status, the Company would be subject to a 25% corporate tax on the amount distributed, and a further 15% withholding tax would be deducted from the amounts distributed to the shareholders.

c.
Should the Company derive income from sources other than the "Approved Enterprise" during the relevant period of benefits, such income will be taxable at the regular corporate tax rates for the applicable year.

2.	Accelerated depreciation

The Company is entitled to claim accelerated depreciation for a period of five years in respect of property, plant and equipment of an "Approved Enterprise". The Company has not utilized this benefit to date.

3.	Conditions for entitlement to the tax benefits

Entitlement to the tax benefits of the Company's "Approved Enterprise" is dependent upon the Company fulfilling the conditions stipulated by the Law and the regulations published thereunder, as well as the criteria set forth in the approval for the specific investment in the Company's "Approved Enterprise".

In the event of failure to comply with these conditions, the tax benefits may be canceled, and the Company may be required to refund the amount of the cancelled benefits, with the addition of linkage differences and interest. As of the date of these financial statements, the Company meets the compliance with these conditions.

4.            Amendments to the Law

On March 30, 2005, the Israeli Parliament approved a reform of the above Law. The primary changes are as follows:

(a)
Companies that meet the criteria of the Benefited Enterprise (Formerly known as Alternative Path of Approved Enterprise) benefits will receive those benefits without prior approval. In addition, there will be no requirement to file reports with the Investment Center. Companies will be required to notify the Israeli Tax Authorities regarding the implementation of the Benefited Enterprise. Audits will take place via the Israeli Income Tax Authorities as part of the tax audits. Request for pre-ruling is possible.

(b)
Tax benefits of the Benefited Enterprise comparing to regular corporate tax regulations, include lower tax rates or no tax depending on the area and the path chosen, lower tax rates on dividend income and accelerated tax depreciation. The tax benefits do not differ from those prior the amendment.

(c)
In order to receive the tax benefits in the Grant Path or the Benefited Enterprise, the "Industrial Company" must contribute to the economic independence of Israel's economy in one of the following ways:

1.	Its primary activity is in the Biotechnology or Nanotechnology fields and pre-approval is received from the head of research and development at the Office of the Chief Scientist;

2.	Its revenue from a specific country is not greater than 75% of its total revenues that year;

3.	25% or more of its revenues are derived from a specific foreign market of at least 12 million residents.

(d)	Upon the establishment of a "Benefited Enterprise", an investment of at least NIS 300 thousand in production machinery and equipment within three years is required.

(e)
For an expansion, a company is required to invest within three years the higher of NIS 300 thousand in production machinery and equipment or a certain percentage of its existing production machinery and equipment.

The amendments to the Law do not retroactively apply for investment programs having an "Approved Enterprise" approval certificate from the Investment Center issued up to December 31, 2004. Therefore, the amendments do not impact an existing "Approved Enterprise" that received prior written approval. The new tax regime shall apply for a new "Approved Enterprise" and for an "Approved Enterprise" expansion for which the elected year is 2004 onwards.

In respect to the abovementioned amendments to the Law, the Company selected the tax years 2004, 2006, 2009 and 2012 as the years of election. The Israeli Tax Authorities, in a pre-ruling issued to the Company, have established a formula for the allocation of the Company's taxable income that will be subject to the relevant different tax rates as permitted under the amendments to the Law.

On December 29, 2010 the Knesset approved the Economic Policy Law for 2011-2012, which includes an amendment to the Law for the Encouragement of Capital Investments – 1959 (hereinafter – "the Amendment to the Law"). The Amendment to the Law was published in the Official Gazette on January 6, 2011. The Amendment to the Law is effective from January 1, 2011 and its provisions will apply to preferred income derived or accrued in 2011 and thereafter by a preferred company, per the definition of these terms in the Amendment to the Law.

Companies can choose to not be included in the scope of the Amendment to the Law and to stay in the scope of the law before its amendment until the end of the benefits period. The 2012 tax year is the last year companies can choose as the year of election, providing that the minimum qualifying investment began in 2010.

The Amendment provides that only companies in Development Area A will be entitled to the grants track and that they will be entitled to receive benefits under this track and under the tax benefits track at the same time. In addition, the existing tax benefit tracks were eliminated (the tax exempt track, the "Ireland track" and the "Strategic" track) and two new tax tracks were introduced in their place, a preferred enterprise and a special preferred enterprise, which mainly provide a uniform and reduced tax rate for all the company's income entitled to benefits, such as: for a preferred enterprise – in the 2011-2012 tax years – a tax rate of 10% for Development Area A and of 15% for the rest of the country, in the 2013-2014 tax years – a tax rate of 7% for Development Area A and of 12.5% for the rest of the country, and as from the 2015 tax year – 6% for Development Area A and 12% for the rest of the country. Furthermore, an enterprise that meets the definition of a special preferred enterprise is entitled to benefits for a period of 10 consecutive years and a reduced tax rate of 5% if it is located in Development Area A or of 8% if it is located in a different area.

The Amendment to the Law also provides that no tax will apply to a dividend distributed out of preferred income to a shareholder that is a company, for both the distributing company and the shareholder. A tax rate of 15% shall continue to apply to a dividend distributed out of preferred income to an individual shareholder or foreign resident, subject to double taxation prevention treaties, which means that there is no change from the existing law.

Furthermore, the Amendment to the Law provides relief (hereinafter – "the relief") with respect to tax paid on a dividend received by an Israeli company from profits of an approved/alternative/beneficiary enterprise that accrued in the benefits period according to the version of the law before its amendment, if the company distributing the dividend notifies the tax authorities by June 30, 2015 that it is applying the provisions of the Amendment to the Law and the dividend is distributed after the date of the notice.

The Company meets the conditions provided in the amendment to the Law for the Encouragement of Capital Investments for inclusion in the scope of the tax benefits track. The amendment to the Law will not have a material impact on the Company's consolidated financial statements as of December 31, 2012.

On November 5, 2012 the Knesset passed Amendment No. 69 and Temporary Order to the Law for the Encouragement of Capital Investments – 1959 (hereinafter: "the temporary order"), which offers a reduced tax rate arrangement to companies that received an exemption from corporate tax under the aforesaid law. The temporary order provides that companies that choose to apply the temporary order (effective for one year), will be entitled to a reduced tax rate on the "release" of exempt profits (hereinafter: "the beneficiary corporate tax rate"). The release of exempt profits will make it possible to distribute them without additional tax at the company level and will also make it possible to use the profits without the restrictions that applied to the use of the exempt profits.
The beneficiary corporate tax rate will be determined according to the rate of exempt profits the company chooses to release from its entire exempt profits, and will be between 40% and 70% of the corporate tax rate that would have applied to the revenue in the year it was produced if it had not been exempt, but in any event no less than 6%.

Furthermore, a company that chooses to pay a beneficiary corporate tax rate will have to invest in an industrial enterprise up to 50% of the tax saving it obtained, within a period of 5 years beginning from the year of notice. Failure to comply with this condition will require the company to pay additional corporate tax.

The Company is still examining whether to apply the temporary order and as at the date of approval of the financial statements it has not yet decided on the matter.

D.           Tax benefits under the Israeli Law for Encouragement of Industry (Taxes), 1969

The Company considers that it currently qualifies as an "Industrial Company" under the above Law. As such, it is entitled to certain tax benefits, mainly the right to deduct share issuance costs over three years for tax purposes in the event of a public offering.

E.           Taxation of the subsidiary

The subsidiary files tax returns to US Federal tax authorities and to state tax authorities in the states of New Jersey and California.

F.           Tax assessments

For the Israeli jurisdiction the Company has final tax assessments for all years up to and including the tax year ended December 31, 2008.  For the US Federal jurisdictions, the subsidiary has final tax assessments for all years up to and including the tax year ended December 31, 2008. For the New-Jersey state jurisdiction, the subsidiary has final tax assessments for all years up to and including the tax year ended December 31, 2007. For the California state jurisdiction, the subsidiary has open tax assessments for 2011 and 2012.

G.	Income before income taxes and income taxes expense (benefit) included in the consolidated statements of operations

	Year ended December 31
	2010	2011	2012
	US$ thousands
Income before income taxes:
Israel	6,507	8,899	10,086
Foreign jurisdiction	9	11	695
	6,516	8,910	10,781

Current taxes:
Israel	657	619	784
Foreign jurisdiction	-	-	116
	657	619	900

Tax benefits relating to prior years:
Israel	(12)	(38)	(12)

Deferred taxes:
Israel	148	73	(3)
Foreign jurisdiction	8	13	25
	156	86	22

Income tax expense	801	667	910

H.           Deferred income taxes

1.	A portion of the Company's income is tax exempt due to the "Benefited enterprise" status granted to its production facilities, as described above.

2.	The tax effects of significant items comprising the Company's deferred tax assets are as follows:

	December 31	December 31
	2011	2012
	US$ thousands	US$ thousands
Deferred tax assets:
Accrued employee benefits	148	147
Research and development costs	3	8
Tax loss carryforwards	87	-
Fixed assets	6	5
Other	2	1

Total gross deferred tax assets	246	161
Less: valuation allowance	(63)	-

Net deferred tax assets	183	161
In Israel	158	161
Foreign jurisdictions	25	-
Net deferred tax assets	183	161
Current	48	47
Non-current	135	114
Total	183	161

The net change in valuation allowance for the years ended December 31, 2010, 2011 and 2012 was a decrease of US$ 17 thousand and an increase of US$ 12 thousand and a decrease of US$ 63 thousand, respectively.

In 2010 and in 2011, all of the valuation allowance referred to loss carry-forward related to Silicom Connectivity Solutions, Inc.

In 2012 Silicom Connectivity Solutions, Inc has used all of its loss carry-forward and therefore all related deferred tax assets and valuation allowance were derecognized.
I.           Reconciliation of the statutory tax expense to actual tax expense

	Year ended December 31
	2010	2011	2012
	US$ thousands
Income before income taxes	6,516	8,910	10,781

Statutory tax rate in Israel	25%	24%	25%

Computed expected tax	1,629	2,138	2,695

Increase (decrease) in taxes resulting from:
Non-deductible operating expenses	25	123	159
Prior year adjustments	(12)	(38)	(12)
Change in valuation allowance	(17)	12	(63)
Tax effect due to "Approved Enterprise" status	(832)	(1,640)	(2,063)
Taxes related to foreign jurisdictions	-	-	30
Changes in tax rate and other	8	72	164

Income tax expense	801	667	910

J.           Accounting for uncertainty in income taxes

ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements. This standard prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. ASC 740-10 requires significant judgment in determining what constitute an individual tax position as well as assessing the outcome of each tax position.

During 2010, 2011 and 2012 the Company and its subsidiary did not have any unrecognized tax benefits and thus, no related interest and penalties were accrued.

In addition, the Company and its subsidiary do not expect that the amount of unrecognized tax benefits will change significantly within the next twelve months.